UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 3, 2018

Washington Prime Group Inc.

Washington Prime Group, L.P.

(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (614) 621-9000

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.  Entry into a Material Definitive Agreement.

On August 3, 2018, Washington Prime Group Inc. (the “Registrant” or “Company”) executed an employment agreement with Ms. Melissa (Lisa) A. Indest, Senior Executive Vice President, Finance and Chief Accounting Officer (the “Executive”). The Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the aforementioned employment agreement between the Registrant and the Executive (the “Agreement”). Below is a summary of the principal terms and conditions of the Agreement.

Under the Agreement, Ms. Indest is to serve as the Company’s Senior Vice President, Finance and Chief Accounting Officer for a term ending on December 31, 2019 (the “Employment Period”) unless the Employment Period is earlier terminated pursuant to the terms of the Agreement. Provided there is not an early termination, on December 31, 2019 and each annual anniversary of such date thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the respective Employment Period shall automatically extend so as to terminate one year from such Renewal Date unless, at least 120 days prior to the Renewal Date, either party to the Agreement gives written notice to the other that the Employment Period shall not be so extended.

1.	Salary and Cash Incentive Compensation

Pursuant to the Agreement, Ms. Indest shall receive an annual base salary at the rate of $311,427 (“Base Salary”). The Base Salary shall be subject to review by the Committee for adjustment at least annually. The Executive shall be eligible for an annual cash bonus each year during the Employment Period pursuant to the terms of the Company’s annual cash incentive plan as in effect from time to time (the “Plan”). Ms. Indest’s target annual bonus shall be 75% of the Base Salary. The actual bonus payment for the Executive under the Plan may range from 0% to 112.5% of the Executive’s target annual bonus, based upon the level of achievement of performance goals established under the cash incentive plan in place.

2.	Equity Compensation

The Executive shall be eligible to receive performance based and time-based equity awards, as determined by the Committee, in future years during the Employment Period. Additionally, the Agreement amends certain provisions of the Executive’s restricted stock unit (“RSU”) and performance stock unit (“PSU”) award agreements for long-term incentive awards issued in 2017 and 2018 to provide that the vesting of such awards in connection with a “change in control” of the Company, the termination of the Executive’s employment by the Company for any reason other than “cause” or the resignation of the Executive for “good reason” (each such term as defined in the Agreement) will be determined as set forth in the Agreement.

3.	Severance and Change in Control Compensation

Under the Agreement, if during the Employment Period (including any renewals thereof): (A) the Company shall terminate the Executive’s employment for any reason other than “cause” or as a result of an Executive’s death or “disability” (as defined in Agreement); or (B) the Executive resigns her employment for “good reason” or without “good reason” then the Company shall, as appropriate and applicable under the Agreement, pay to the Executive (or her estate) certain cash payments and provide specified benefits, including, but not limited to, the acceleration of certain vesting of equity awards that she holds, have been allocated, or earned. Lastly, in the event of a “change in control” of the Company, the Agreement permits the accelerated vesting of certain equity awards held by or earned by the Executive subject to the satisfaction of certain conditions and, in the event that Executive’s employment is terminated for any reason other than “cause” or Executive resigns from her employment for “good reason,” in each case upon or within two (2) years following a “change in control” of the Company, then the Company shall pay and provide to the Executive, as applicable, certain cash payments and specified benefits.

4.	Other Terms

The Agreement contain provisions that: (A) subject the Executive to restrictive covenants regarding confidentiality and non-disparagement restrictions during the Employment Period and thereafter, non-competition restrictions during the Employment Period and for six (6) months thereafter and non-solicitation restrictions during the Employment Period and for twelve (12) months thereafter; and (B) all payments made to the Executive pursuant to the Agreement shall be subject to clawback by the Company to the extent required by applicable law or the policies of the Company as in effect from time to time.

The Agreement supersedes and replaces, in its entirety, the Amended and Restated Severance Benefits Agreement, dated January 31, 2017 (the “Severance Agreement”), by and between Ms. Indest and the Company such that Ms. Indest shall no longer have any rights, benefits or obligations under the Severance Agreement or any other prior agreement relating to her employment with the Company. In addition, the restrictive covenants set forth in the Agreement replace and supersede any similar provisions set forth in the Severance Agreement and any other agreement by and between the Executive and the Company that relates to the Executive’s employment. The foregoing is only a summary of certain terms and provisions of the Agreement which are qualified in their entirety by Exhibit 10.1 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement between the Company and Melissa (Lisa) A. Indest, dated August 6, 2018 and effective as of August 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018	Washington Prime Group Inc.
(Registrant)

	By:	/s/ Robert P. Demchak
Robert P. Demchak
Executive Vice President, General Counsel & Corporate Secretary

Date: August 3, 2018	Washington Prime Group, L.P.
(Registrant)

By:	Washington Prime Group Inc.,
its sole general partner

	By:	/s/ Robert P. Demchak
Robert P. Demchak
Executive Vice President, General Counsel & Corporate Secretary

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